UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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Explanatory Note

Mack-Cali Realty Corporation (the “Company”) hereby files an updated form of proxy card in connection with the solicitation by the Board of Directors of proxies in connection with the Company’s annual meeting of stockholder to be held on June 12, 2019 to reflect updated, third-party website information and telephone numbers for electronic voting.

MACK-CALI REALTY CORPORATION WHITE PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 P.M. Eastern Time the day before the Annual Meeting date. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY TELEPHONE – 1-888-693-8683 Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Mack-Cali Realty Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders Our Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at www.ViewOurMaterial.com/CLI  If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.  The Board of Directors recommends nominees listed in Proposal 1. 1. Election of Directors a vote “FOR ALL” the The Board of Directors recommends a vote “FOR” Proposals 2 and 3. 2. Advisory vote approving the compensation of the Company’s named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the accompanying proxy statement. FOR ALL  WITHHOLD ALL  FOR ALL EXCEPT  (01) (02) (03) (04) (05) (06) (07) (08) (09) (10) (11) William L. Mack Alan S. Bernikow Michael J. DeMarco Nathan Gantcher David S. Mack Lisa Myers Alan G. Philibosian Laura Pomerantz Irvin D. Reid Rebecca Robertson Vincent Tese  FOR  AGAINST  ABSTAIN To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees in the space below. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.  FOR  AGAINST  ABSTAIN Stockholder Signature Date Stockholder (Joint Owner) Signature Date Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer give full title. CONTROL NUMBER

MACK-CALI REALTY CORPORATION 2019 ANNUAL MEETING OF STOCKHOLDERS Wednesday, June 12, 2019, 12:00 p.m., local time Harborside 3 210 Hudson Street 7th Floor Jersey City, N.J. 07311 TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN  THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.  MACK-CALI REALTY CORPORATION Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – June 12, 2019 This stockholder signing this proxy, revoking all previous proxies, hereby appoints Michael J. DeMarco, David Smetana and Gary T. Wagner, or any of them acting individually, each with the power of substitution, as the attorney and proxy of the undersigned, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on June 12, 2019, and at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF, “FOR” THE ADVISORY VOTE APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS SUCH COMPENSATION IS DESCRIBED UNDER THE “COMPENSATION DISCUSSION AND ANALYSIS” AND “EXECUTIVE COMPENSATION” SECTIONS OF THE ACCOMPANYING PROXY STATEMENT, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM WHITE PROXY CARD OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE STOCKHOLDER SIGNING THIS PROXY HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 30, 2019. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. (Continued and to be signed on the reverse side)